SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 28, 1998


                                    JPE, INC.
             (Exact name of registrant as specified in its charter)


                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


         0-22580                                       38-2958730
     (Commission File No.)                   (IRS Employer Identification No.)


         775 Technology Drive, Suite 200
                Ann Arbor, Michigan                         48108
     (Address of Principal Executive Offices)             (Zip Code)


                                 (734) 662-2323
              (Registrant's Telephone Number, Including Area Code)

ITEM 2     ACQUISITION AND DISPOSITION OF ASSETS

     On September 4, 1998, R&B, Inc., a Delaware corporation ("Buyer") entered into an Asset Purchase Agreement dated as of August 28, 1998 (the "Agreement") (the Agreement is filed as Exhibit 2.1 to this Report) with JPE, Inc., a Michigan corporation (the "Registrant"), and Registrant's wholly-owned subsidiary, Allparts, Incorporated, a Missouri corporation ("Allparts"), pursuant to which Buyer agreed to purchase substantially all of the assets of Allparts. Allparts is a distributor of hydraulic brake parts to the automotive aftermarket.

     On October 15, 1998, the parties entered into Amendment No. 1 to the Agreement (the "Amendment") (the Amendment is filed as Exhibit 2.2 to this Report).

     On October 28, 1998 (the "Closing Date"), the sale of Allparts was completed. In accordance with the Agreement, as amended, the consideration received was approximately $10.1 million in cash, plus the assumption of Allparts' trade and accrued liabilities.

     In the Agreement, Allparts made certain representations and warranties as to itself. The only representations and warranties which survived the Closing Date were those relating to taxes and fraud or gross negligence. Allparts and Registrant are jointly and severally liable for the indemnification related to the surviving representations and warranties. Registrant believes that the taxes incurred in connection with the business of Allparts have been properly accrued on Registrant's balance sheet.

     The proceeds of the sale, net of selling commissions and related expenses, were used to permanently reduce the Registrant's borrowings under the Forbearance Agreement dated August 10, 1998, as amended, among the Registrant and Comerica Bank, and other banks participant thereto.

     Prior to the disposition,  there were no relationships  between  Registrant
and  Buyer,  any  of  Registrant's  affiliates,   any  director  or  officer  of
Registrant, or any associates of any of Registrant's officers or directors.


ITEM 7(b)  PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma consolidated financial statements give effect to the sale of Allparts, Incorporated. The Pro Forma Consolidated Balance Sheet as of December 31, 1997 and September 30, 1998 and the Statement of Income for the nine months ended September 30, 1998 and the year ended December 31, 1997 reflect the divestiture as if it had been completed as of January 1, 1997. The pro forma data does not purport to be indicative of the results which would actually have been reported if this transaction had occurred on January 1, 1997.

                                    JPE, INC.

                 Pro Forma Condensed Consolidated Balance Sheet
                            as of September 30, 1998
                                   (Unaudited)

                                                                                                      Pro Forma
                                                     JPE            Allparts,       Pro Forma             JPE
                                                Consolidated           Inc.         Adjustment       Consolidated
                                                ------------        ---------       ----------       ------------

Cash and cash equivalents                         $    408              --                --          $    408
Accounts receivable trade, net                      18,968          $ 4,923               --            14,045
Inventory, net                                      26,141            5,674               --            20,467
Other current assets                                 3,507              158               --             3,349
                                                  --------          -------           -------         --------
Total current assets                                49,024           10,755               --            38,269
Investment in affiliated companies                  27,232              --                --            27,232
Net fixed assets                                    22,138              540               --            21,598
Goodwill                                             7,322               18               --             7,304
Other assets, long-term                                761              --                --               761
                                                  --------          -------           -------         --------
Total assets                                      $106,477          $11,313               --          $ 95,164
                                                  ========          =======           =======         ========

Current portion long-term debt                    $104,024          $    29           $(9,891) (a)    $ 94,104
Accounts payable trade                              12,049            1,211               --            10,838
Accounts payable - intercompany                        --               687               687  (b)         --
Accrued liabilities                                  2,779              124               326  (d)       2,981
Other current liabilities                            1,361              --                --             1,361
                                                  --------          -------           -------         --------
Total current liabilities                          120,213            2,051            (8,878)         109,284

Other long-term accrued liabilities                  1,502              --                --             1,502
Long-term debt                                         141               81               --                60

Foreign currency translation                          (336)             --                --              (336)
Common stock and paid-in capital                    28,051           11,046            11,046  (b)      28,051
Retained earnings - prior                          (43,094)          (1,865)           (2,168) (c)     (43,397)
                                                  --------          -------           -------         --------
Total stockholders' equity                         (15,379)           9,181             8,878          (15,682)
                                                  --------          -------           -------         --------
Total liabilities and equity                      $106,477          $11,313           $   --          $ 95,164
                                                  ========          =======           =======         ========


(a)  To reduce debt for net proceeds  received.

(b)  To eliminate intercompany accounts payable and the investment account.

(c) To adjust earnings for the impact of the above transactions on retained earnings.

(d)  To record tax accrual as a result of interest saving.



                                    JPE, INC.

                Pro Forma Condensed Consolidated Income Statement
                  for the Nine Months Ended September 30, 1998
                                   (Unaudited)

                                                                                                     Pro Forma
                                                    JPE             Allparts,        Pro Forma          JPE
                                               Consolidated           Inc.           Adjustment     Consolidated
                                               ------------         ---------        ----------     ------------

Sales                                             $185,217          $14,034               --          $171,183

Cost of sales                                      164,126           10,386               --           153,740
                                                  --------          -------            ------         --------

Gross margin                                        21,091            3,648               --            17,443

Selling expense                                     21,425            2,442               --            18,983

Other expense                                       39,311            5,268               --            34,043
                                                  --------          -------            ------         --------

Income before interest and taxes                   (39,645)          (4,062)              --           (35,583)

Interest                                            10,659              968            $ (816) (a)       8,875
                                                  --------          -------            ------         --------

Income before taxes                                (50,304)          (5,030)              816          (44,458)

Tax expense                                         (1,496)             190               326  (b)      (1,360)
                                                  --------          -------            ------         --------

Net income                                        $(48,808)         $(5,220)           $  490         $(43,098)
                                                  ========          ========           ======         ========

Weighted average shares                              4,602                                               4,602
                                                     =====                                               =====

Earnings per share                                 $(10.61)                                             $(9.37)
                                                   =======                                              ======


(a)  Interest expense adjusted for the net cash proceeds paid to the bank
                  Net cash proceeds                              $9,891
                  Average interest                                  11%
                  Annual interest expense                        $1,088

(b) Tax provision computed at an effective rate of 40%.


                                    JPE, INC.

                 Pro Forma Condensed Consolidated Balance Sheet
                             as of December 31, 1997
                                   (Unaudited)

                                                                                                      Pro Forma
                                                    JPE             Allparts,       Pro Forma             JPE
                                                Consolidated          Inc.          Adjustment       Consolidated
                                                ------------        ---------       ----------       ------------
Cash and cash equivalents                         $     29              --                --          $     29
Accounts receivable trade, net                      37,997          $ 4,445               --            33,552
Inventory, net                                      39,412            4,784               --            34,628
Other current assets                                 8,375               50               --             8,325
                                                  --------          -------           -------         --------
Total current assets                                85,813            9,279               --            76,534
Net fixed assets                                    72,981            1,254               --            71,727
Goodwill                                            31,962            4,799               --            27,163
Other assets, long-term                              2,459              --                --             2,459
                                                  --------          -------           -------         --------
Total assets                                      $193,215          $15,332               --          $177,883
                                                  ========          =======           =======         ========

Short term debt                                   $  7,723              --                --          $  7,723
Current portion long-term debt                     105,402              --            $(9,891) (a)      95,511
Accounts payable trade                              25,219          $   584               --            24,635
Accounts payable - intercompany                        --               454               454  (b)         --
Accrued corporate taxes                                314              725               324  (d)         (87)
Accrued liabilities                                  6,336              274               --             6,062
                                                  --------          -------           -------         --------
Total current liabilities                          144,994            2,037            (9,113)         133,844

Other long-term accrued liabilities                  1,651              105               --             1,546
Deferred income tax                                  3,804               23               --             3,781
Long-term debt                                       9,272              --                --             9,272

Foreign currency translation                          (271)             --                --              (271)
Common stock and paid-in capital                    28,051           11,046            11,046  (b)      28,051
Retained earnings - prior                            5,714            2,121            (1,933) (c)       1,660
                                                  --------          -------           -------         --------
Total stockholders' equity                          33,494            3,167             9,113           29,440
                                                  --------          -------           -------         --------
Total liabilities and equity                      $193,215          $15,332           $   --          $177,883
                                                  ========          =======           =======         ========


(a)  To reduce debt for net proceeds received.

(b)  To eliminate intercompany accounts payable and the investment account.

(c) To adjust earnings for the impact of the above transactions on retained earnings.

(d)  To record tax accrual as a result of interest saving.


                                    JPE, INC.

                Pro Forma Condensed Consolidated Income Statement
                      for the Year Ended December 31, 1997
                                   (Unaudited)

                                                                                                     Pro Forma
                                                    JPE             Allparts,         Pro Forma         JPE
                                                Consolidated           Inc.           Adjustment    Consolidated
                                                ------------        ---------         ----------    ------------

Sales                                             $287,066          $17,732               --          $269,334

Cost of sales                                      246,903           12,658               --           234,245
                                                  --------          -------            ------         --------

Gross margin                                        40,163            5,074               --            35,089

Selling expense                                     29,254            3,250               --            26,004

Discontinuance of stamping operations                2,164              --                --             2,164

Other expense                                          618              --                --               618
                                                  --------          -------            ------         --------

Income before interest and taxes                     8,127            1,824               --             6,303

Interest                                            10,464              870            $ (811) (a)       8,783
                                                  --------          -------            ------         --------

Income before taxes                                 (2,337)             954               811           (2,480)

Tax expense                                           (194)             442               324  (b)        (312)
                                                  --------          -------            ------         --------

Net income                                        $( 2,143)         $   512            $  487         $ (2,168)
                                                  ========          =======            ======         ========

Weighted average shares                              4,602                                               4,602
                                                     =====                                               =====

Earnings per share                                  $(0.47)                                             $(0.47)
                                                    ======                                              ======


(a)  Interest expense adjusted for the net cash proceeds paid to the bank
                  Net cash proceeds                              $9,891
                  Average interest                                 8.2%
                  Annual interest expense                         $ 811

(b) Tax provision computed at an effective rate of 40%.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            JPE, INC.


Date:  November 12, 1998                    /s/  James J. Fahrner
                                            ----------------------------------
                                                 James J. Fahrner
                                                 Chief Operating Officer and
                                                 Chief Financial Officer

                                 Exhibits Index
                                 --------------


Exhibit
Number   Description
-------  -----------

2.1 Asset Purchase Agreement, dated as of August 28, 1998, by and between R&B, Inc. and Allparts, Inc.

2.2 Amendment No. 1, dated as of October 15, 1998, to Asset Purchase Agreement, dated as of August 28, 1998, by and between R&B, Inc. and Allparts, Inc.